Subsequent events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent events	Subsequent events
Quota Share Reinsurance
Effective January 1, 2024, NMIC entered into a quota share reinsurance treaty with a broad panel of highly rated reinsurers that will provide coverage for mortgage insurance policies to be written between January 1, 2024 and December 31, 2024 (the 2024 QSR Transaction). Under the terms of the agreement, NMIC will cede premiums earned related to 20% of the risk on eligible policies in exchange for reimbursement of ceded claims and claim expenses on covered policies, a ceding commission equal to 20% and profit commission of up to 56% that varies directly and inversely with ceded claims.
Excess-of-Loss Reinsurance
Effective January 1, 2024, NMIC entered into a reinsurance agreement with a broad panel of highly rated reinsurers that provides for up to $162.5 million of aggregate excess-of-loss reinsurance coverage for delinquencies that emerge on mortgage insurance policies written between January 1, 2024 and December 31, 2024 (the 2024 XOL Transaction). For the reinsurance coverage period, NMIC will retain a first layer of aggregate losses on covered policies and the reinsurers then provide second layer loss protection up to $162.5 million. NMIC retains losses in excess of the outstanding reinsurance coverage amount.